UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 3, 2016

CABELA’S INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-32227	20-0486586
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Cabela Drive, Sidney, Nebraska 69160

(Address of Principal Executive Offices) (Zip Code)

(308) 254-5505

(Registrant’s telephone number, including area code)

Not applicable

(Registrant’s former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 3, 2016, Cabela’s Incorporated, a Delaware corporation (the “Company”), and Bass Pro Group, LLC, a Delaware limited liability company (“Parent”), issued a joint press release announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Parent, and Prairie Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Sub”).

The Company also announced that it and its wholly owned subsidiary, World’s Foremost Bank, a Nebraska banking corporation (“WFB”), had entered into agreements providing, in connection with the closing of the transactions contemplated by the Merger Agreement, for the sale of certain assets and liabilities of WFB to Capital One, National Association.

A copy of the joint press release is filed herewith as Exhibit 99 and is incorporated herein by reference.

Additional Information Regarding the Transaction and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy the securities of the Company or the solicitation of any vote or approval. This communication is being made in respect of the proposed merger transaction involving the Company, Parent, and Sub. The proposed merger of the Company will be submitted to the stockholders of the Company for their consideration. In connection therewith, the Company intends to file relevant materials with the SEC, including a definitive proxy statement. However, such documents are not currently available. The definitive proxy statement will be mailed to the stockholders of the Company. BEFORE MAKING ANY VOTING OR ANY INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of the definitive proxy statement, any amendments or supplements thereto and other documents containing important information about the Company, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s website at www.cabelas.com under the heading “SEC Filings” within the “Investor Info” section in the “Investor Relations” portion of the Company’s website. Stockholders of the Company may also obtain a free copy of the definitive proxy statement and any filings with the SEC that are incorporated by reference in the definitive proxy statement by contacting the Company’s Primary IR Contact at investorrelationsdepartment@cabelas.com or (308) 255-7428.

Participants in the Solicitation

The Company and its directors, executive officers, and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in its proxy statement for its 2015 annual meeting of stockholders, which was filed with the SEC on April 21, 2015, its annual report on Amendment No. 1 to Form 10-K for the fiscal year ended January 2, 2016, which was filed with the SEC on April 29, 2016, its annual report on Form 10-K for the fiscal year ended January 2, 2016, which was filed with the SEC on February 22, 2016 and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Other information regarding the participants in the proxy solicitation of the stockholders of the Company and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the preliminary and definitive proxy statements and other relevant materials to be filed with the SEC when they become available.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99	Joint Press Release, dated October 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABELA’S INCORPORATED

October 3, 2016	By:	/s/ Ralph W. Castner

Ralph W. Castner

Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99	Joint Press Release, dated October 3, 2016

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